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                                                                    Exhibit 10.2


                                AMENDMENT NO. 6
                                    TO THE
                      HEALTH MANAGEMENT ASSOCIATES, INC.
                  1996 EXECUTIVE INCENTIVE COMPENSATION PLAN

                          Effective December 17, 1999
           (subject to subsequent ratification by the Stockholders)


     WHEREAS, Health Management Associates, Inc., a Delaware corporation (the "Company"), has established the Health Management Associates, Inc. 1996 Executive Incentive Compensation Plan, effective December 12, 1995, as heretofore amended (the "1996 EICP"); and

     WHEREAS, pursuant to Section 10(e) of the 1996 EICP, the Board of Directors of the Company has authorized, approved and adopted the amendment to the 1996 EICP set forth herein;

     NOW, THEREFORE, the 1996 EICP is hereby amended, effective December 17, 1999, as set forth below; provided, however, that if the stockholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Stockholders, then this Amendment shall be null and void and of no effect:

     1. Clause "(i)" of Section "4(a) Overall Number of Shares Available for Delivery." of the 1996 EICP is hereby amended to provide in its entirety as follows (with the remainder of said Section 4(a) being unchanged and unaffected by this Amendment and continuing in full force and effect):

          "(i) 34,875,000,"

     2. Except as amended hereby, the 1996 EICP shall remain in full force and effect in accordance with its terms.


     This Amendment No. 6 to the Health Management Associates, Inc. 1996 Executive Incentive Compensation Plan was authorized, approved and adopted by the Board of Directors of the Company on December 17, 1999.

                                          /s/ Timothy R. Parry
                                        ----------------------------------------
                                        Timothy R. Parry, Corporate Secretary

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